Exhibit 10.21

AMENDMENT TO

AMENDED AND RESTATED WARRANT AGREEMENT

This AMENDMENT TO AMENDED AND RESTATED WARRANT AGREEMENT (this “Amendment”) dated as of August 17, 2023, is entered into by and between Selina Hospitality PLC (the “Company”), and Computershare Inc., a Delaware corporation (“Computershare Inc.”), and its affiliate, Computershare Trust Company, N.A., a federally chartered trust company (together with Computershare Inc., in such capacity as warrant agent, the “Warrant Agent”).

W I T N E S E T H:

WHEREAS, in connection with the Company’s business combination with BOA Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of the Company (“BOA”), the Company, BOA and the Warrant Agent entered into that certain Amended and Restated Warrant Agreement dated as of October 27, 2022 (the “Existing Warrant Agreement”);

WHEREAS, capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Existing Warrant Agreement;

WHEREAS, Section 9.8 of the Existing Warrant Agreement provides that the Company and the Warrant Agent may amend the Existing Warrant Agreement without the consent of any Registered Holder for the purpose of curing any ambiguity, or curing, correcting or supplementing any defective provision contained herein or adding or changing any other provisions with respect to matters or questions arising under the Existing Warrant Agreement as it deems necessary or desirable and that the Company deems shall not adversely affect the interest of the Registered Holders;

WHEREAS, pursuant to Section 9.8 of the Existing Warrant Agreement, the Company has delivered a certificate from an authorized officer of the Company certifying that the proposed amendment is in compliance with the terms of Section 9.8 of the Existing Warrant Agreement;

WHEREAS, all acts and things have been done and performed which are necessary to authorize the execution and delivery of this Agreement; and

WHEREAS, the Company and the Warrant Agent desire to amend the Existing Warrant Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Amendment to Existing Warrant Agreement.

1.1. Definition of Public Warrants. The third “WHEREAS” clause on the first page of the Existing Warrant Agreement is hereby deleted in its entirety and substituted in place thereof with the following:

“WHEREAS, in connection with BOA’s initial public offering of units of BOA’s equity securities, each such unit comprised of one share of Class A common stock, $0.0001 par value per share, of BOA (each, a “BOA Class A Share”) and one-third of one BOA Public Warrant (as defined below) (the “Units”), BOA issued 14,241,666 warrants, including (i) 7,666,666 warrants sold by BOA to public investors (the “BOA Public Warrants” and, together with any warrants substantially similar in form to the BOA Public Warrants and subsequently issued by the Company, the “Public Warrants”) and (ii) 6,575,000 warrants sold by BOA to Bet on America LLC, a Delaware limited liability company (the “Sponsor”) (the “Private Placement Warrants”);”

1.2. Reference to Certain Defined Terms. The references in the Existing Warrant Agreement to “Public Warrants” in (i) the fifth “WHEREAS” clause, (ii) Section 2.6, and (iii) Section 7.4 shall be amended to reference the “BOA Public Warrants.”

2. Notice. No further notice to the Warrant Agent is required pursuant to the Existing Warrant Agreement in connection with this Amendment.

3. Miscellaneous. Except to the extent specifically modified hereby, all terms of the Existing Warrant Agreement shall remain unchanged and in full force and effect, and, to the extent applicable, such terms shall apply to this Amendment as if it formed a part of the Existing Warrant Agreement. This Amendment may be executed in counterparts, each of which shall be an original, with the same effect as if the signatures were upon the same instrument, and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered (by telecopy, electronic delivery or otherwise) to the other party. This Amendment, and all claims or causes of action that may be based upon, arise out of or relate to this Amendment, shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

[Remainder of Page Intentionally Left Blank]

2

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

SELINA HOSPITALITY PLC

By:	/s/ Jon Grech
Name:	Jon Grech
Title:	Chief Legal Officer and Corporate Secretary

[Signature Page to Amendment to A&R Warrant Agreement]

COMPUTERSHARE TRUST COMPANY, N.A., and COMPUTERSHARE INC.

By:	/s/ Collin Ekeogu
Name:	Collin Ekeogu
Title:	Manager, Corporate Actions

[Signature Page to Amendment to A&R Warrant Agreement]